William Blair Investor Conference Jonathan Gear, CEO June 6, 2023

Forward-Looking Statements This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward- looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow, and Organic/Inorganic Revenues because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. At the Appendix to this presentation, we provide further descriptions of these non- GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures. Industry and Market Data In this presentation we refer to certain information and statistics from third-party sources. Although we believe that these sources are reliable, we have not independently verified the accuracy or completeness of such third-party sources and disclaim any liability with respect to the data therein that have been included in this presentation, and cannot guarantee their accuracy or completeness. Safe Harbor Statement and Non-GAAP Financial Measures 2

Advancing innovation in our core markets through mission critical solutions

Academia & Government

Advancing research excellence and student success to accelerate real-world outcomes

- Research and Analytics
- Content Aggregation
- Workflow Software Solutions

Driving research excellence across institutions

Empowering researchers to tackle global challenges

Improving operational efficiency

Life Sciences & Healthcare

Empowering life sciences and healthcare organizations to create a healthier tomorrow

- Research and Development
- Regulatory and Safety
- Commercialization

Advancing innovative drug candidates

Ensuring global regulatory and drug safety compliance

Driving asset and portfolio value

Intellectual Property

Empowering customers to unlock the full potential of intellectual property

- IP Intelligence
- IP Management
- IP Maintenance Solutions

Enabling critical IP decision-making

Enhancing IP management efficiency and effectiveness

Improving practice profitability for law firms

Clarivate™

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An indispensable partner, deeply entrenched across the global innovation ecosystem, providing mission critical solutions to our customers

~150+ Countries in which customers **benefit from our data, software and expert insight**

~99% Of the world's top 400 universities use our solutions to accelerate research and enhance education[1]

~100% Of the world's top pharma, medtech and biotech companies rely on us to improve patient outcomes[2]

~96% Of the world's top 50 R&D companies work with us to accelerate innovation[3]

Clarivate™

1 Top 400 universities (QS world university rankings). [2] Top 30 pharma (Drug Discovery Trends). Top 20 medical device (Greenlight Guru). Top 10 biotech (Investopedia). [3] Top 50 based on R&D spend (European Union).

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Our high quality data powers our solution and service capabilities across our segments

Enriched Data	Analytics & Insights	Workflow Solutions	Expert Services
Provide comprehensive, curated content collections	On demand predictive analytics capabilities to inform decision making	Automate workflow SaaS to enable decisions and manage resources	Support business critical regulatory and compliance activities

- **5+ million** Dissertations
- **245+ million** Journal articles
- **2.4+ billion** Bibliographic records
- **1.8+ million** E-books
- **7+ billion** Digital pages
- **2+ billion** Citations
- **3+ million** Molecular interactions
- **48+ billion** Patient claims & EHR records
- **150+ million** Patent documents
- **9.1+ million** IP law cases
- **141+ million** Trademark records

Clarivate™

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Multiple reinforcing dynamics combine, presenting a compelling opportunity to drive profitable and sustainable growth

Secular Growth Markets

Our markets are expanding, driven by innovation with long runway for growth

Economically Insulated

Resilient markets that outperform in periods of economic downturn

Mission Critical Solutions

Industry gold standard solutions embedded in customer workflows

Robust Business Model

Recurring information services compounder poised to accelerate organic growth and financial returns

~6% SAM Growth[1]

+8% Historical market outperformance vs. GDP[2]

>90% Renewal rate[3]

~80% Recurring revenue

[1]Clarivate analysis. [2] Avg. performance across three market indicators during 2008-09. [3] FY22 renewal rate, subscription products.

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Q1 2023 highlights

$629M

Revenues

~Flat organic growth ▶

3% org. subscription growth ▲

$253M

Adj. EBITDA[1]

40% margin

+60 bps YoY ▲

$168M

Free Cash Flow[1]

66% conversion

+$142M YoY ▲

18₵

Adj. EPS[1]

(3₵) YoY ▼

Divestiture and interest rates

- Achieved **Web of Science growth inflection point**
- **Evolved industry thought leadership,** e.g. Top 100 Global Innovators and Drugs to Watch
- **Leveraging generative AI** to continually evolve our solutions
- **Completed segment leadership transition**
- **Enhanced governance** through Board of Directors' changes
- **Continued deleveraging** through further debt paydown

Clarivate™

[1]See the Appendix from Q1 earnings call presentation or Form 10-Q for a reconciliation of GAAP to Non-GAAP measures available within the investor relations section of the Clarivate website.

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Leveraging generative AI to continually evolve our solutions

	Academia & Government	Life Sciences & Healthcare	Intellectual Property
Machine Learning	Maintaining **gold standard content** in Web of Science™ through identification of predatory journals	Generation of **future success predictors** in Cortellis™, e.g. clinical trials success	Delivery of personalized search **recommendation engine** based on user behavior in Derwent™
Deep Learning	Development of **critical research assessment indicators** in Web of Science™, including industry standard Highly Cited Researcher report	Expediting market intelligence research through **automated identification** of competitors across LS&H segments	Accelerated **classification and assessment** of trademarks using computer vision and image recognition in CompuMark™
Gen AI & LLMs	**Automated classification** of research (Web of Science™) and dissertations (ProQuest Dissertations & Theses Global™)	Driving operational efficiency via entity, event, and r**elationship extraction and normalization**, enabling rapid content ingestion	**Rapid summarization** and universal translation across millions of patents

Clarivate™

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Robust building blocks power AI solutions our customers can trust

Proprietary Data

Billions of proprietary data points across our solutions which are not publicly available, e.g. Web of Science™, 2B+ curated citations

Restrictions on licensed content to customers relating to AI use

Analytical Transparency

History of infusing AI across solutions to drive actionable and predictive insights through patented algorithms, e.g. Cortellis™

Robust traceability of insights essential to our customers

Accurate Intelligence

Leveraging 100+ years of deep industry expertise to validate proprietary content sets feeding robust AI models

Accuracy and consistency our customers require

High-Stakes Use Cases

Serving mission critical use cases across the innovation life cycle and regulated industries

Entrenched Workflows

Entrenched across customer workflows through leading SaaS solutions

Trusted Credentials

Trusted by the world's top universities, life sciences and top R&D companies

Clarivate™

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Unique, trusted solutions serving high value use cases across segments

	Academia & Government	Life Sciences & Healthcare	Intellectual Property
Proprietary Data	**Exclusively licensed content**, enriched and combined to serve multi-format, multi-media use cases in ProQuest One™	**Proprietary disease insights** covering 200+ diseases and biomarkers across 45 countries and 3,500+ patient segments	Structured patent insights including 26,000 **unique classifications**, and enhanced bibliographic information in Derwent World Patent Index
Analytical Transparency	Trusted suite of **proprietary KPIs** in Web of Science™ serving as the backbone of research assessment for universities and governments	Robust suite of **auditable and traceable**, fine-tuned R&D success predictors in Cortellis™ serving regulated customers	Brand Landscape Analyzer combines **AI and proprietary** TM and IP litigation content to assist in making informed decisions
Accurate Intelligence	Powering accurate, **best-in-class library analytics** through leading workflow solutions, e.g. Alma™	Enabling **regulatory compliance** with ClaRITA, supporting impact assessment and monitoring	**Protecting intellectual property rights** with timely and accurate renewals and maintenance solutions

Clarivate™
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© 2023 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is a leading global information services provider. We connect people and organizations to intelligence they can trust to transform their perspective, their work and our world. Our subscription and technology-based solutions are coupled with deep domain expertise and cover the areas of Academia & Government, Life Sciences & Healthcare and Intellectual Property. For more information, please visit clarivate.com